Exhibit 16

                                POWER OF ATTORNEY

       I, Carter E. Anthony, President and Chief Executive Officer of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as President and Chief Executive Officer of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ Carter E. Anthony
                                          ---------------------
                                          Carter E. Anthony
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

       I, Joseph C. Weller, Treasurer and Chief Financial Officer of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Treasurer and Chief Financial Officer of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ Joseph C. Weller
                                          ---------------------
                                          Joseph C. Weller
                                          Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY

       I, Allen B. Morgan, Jr., Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 12, 2004                         /s/ Allen B. Morgan, Jr.
                                          ------------------------
                                          Allen B. Morgan, Jr.
                                          Trustee

                                POWER OF ATTORNEY

       I, William Jefferies Mann, Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ William Jefferies Mann
                                          ----------------------------
                                          William Jefferies Mann
                                          Trustee

                                POWER OF ATTORNEY

       I, James Stillman R. McFadden, Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ James Stillman R. McFadden
                                          ------------------------------
                                          James Stillman R. McFadden
                                          Trustee

                                POWER OF ATTORNEY

       I, Archie W. Willis III, Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ Archie W. Willis III
                                          ------------------------
                                          Archie W. Willis III
                                          Trustee

                                POWER OF ATTORNEY

       I, Mary S. Stone, Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ Mary S. Stone
                                          ---------------------
                                          Mary S. Stone
                                          Trustee

                                POWER OF ATTORNEY

       I, W. Randall Pittman, Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ W. Randall Pittman
                                          ----------------------------
                                          W. Randall Pittman
                                          Trustee

                                POWER OF ATTORNEY

       I, J. Kenneth Alderman, Trustee, of Regions Morgan Keegan Select Funds (the "Fund"), hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



November 18, 2004                         /s/ Kenneth Alderman
                                          ---------------------
                                          J. Kenneth Alderman
                                          Trustee